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                 FIRST AMENDMENT TO REAL ESTATE CONTRACT

This First Amendment to Real Estate Contract is made as of the 27th day of August, 1996 by and between Prudential Realty Acquisition Fund II Limited Partnership, a Delaware limited partnership, having an office at c/o Prudential Real Estate Investors, 51 JFK Parkway, Short Hills, NJ 07078 (the "Seller") and MGI 8 Forge Park, Inc., a Massachusetts corporation, having an office at c/o MGI Properties, One Winthrop Square, Boston, Massachusetts 02110, as assignee of the interest of MGI Properties (the "Buyer") under the Contract (as defined below).

                                 RECITALS

Reference is made to a certain Real Estate Contract by and between the Seller and MGI Properties dated as of July 3, 1996 (as so amended, the "Contract") regarding certain premises located at 8 Forge Park, Franklin, Massachusetts, as amended by certain letter agreements dated as of July 30, 1996, August 9, 1996, August 16, 1996, and
August 23, 1996.

WHEREAS, the Seller and the Buyer desire to amend the Contract.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

1. Section 3 of the Contract is amended by deleting all references to "$5,200,000" and inserting "$5,060,000" in its place.

2. Section 3 of the Contract is amended by deleting all references to "$4,700,000" and inserting "$4,560,000" in its place.

3. Except as expressly amended hereby, the Contract remains unmodified and, as modified hereby, remains in full force and effect.

4. This First Amendment to Real Estate Contract may be executed in a number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Seller and the Buyer have caused this First Amendment to Real Estate Contract to be executed as of the date first set forth above.


                                   SELLER:

                                   PRUDENTIAL REALTY ACQUISITION
                                   FUND II LIMITED PARTNERSHIP

                                   PRUDENTIAL REALTY
                                   PARTNERSHIPS, INC., its General
                                   Partner

                                   By: /s/ Gary H. Picone
                                       Name:  Gary H. Picone
                                       Title: Vice President

                                   BUYER:

                                   MGI 8 FORGE PARK, INC.


                                   By: /s/ Karl W. Weller
                                       Name:  Karl W. Weller
                                       Title: Senior Vice President